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                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                  Assignment and Assumption Agreement, dated as of ___ day of March 1997, by and between Sillerman Management Communications Corporation ("SCMC") and The Sillerman Companies, Inc. ("TSC").

                             W I T N E S S E T H:

                  WHEREAS, Marquee and SCMC have entered into a Financial Consulting Agreement, dated as of August 15, 1996 (the "Financial Consulting Agreement"), pursuant to which the Company retained SCMC to serve as its financial consultant;

                  WHEREAS, in a letter agreement dated February 13, 1997 (the "Letter Agreement") the Company agreed to advance SCMC the sum of $400,000 as an advance against certain fees that may become payable to SCMC pursuant to the terms of the Financial Consulting Agreement (the Letter Agreement and the Financial Consulting Agreement are collectively referred to herein as the "Consulting Agreement");

                  WHEREAS, Section 9 of the Financial Consulting Agreement provides that all right, title and interest of SCMC in and under such Agreement shall be freely transferable and assignable and may be transferred or assigned by SCMC to any other entity or person selected by SCMC, provided that Robert F.X. Sillerman is a principal of the assignee;

                  WHEREAS, Robert F.X. Sillerman is a principal of TSC by virtue of the fact that he controls TSC;

                  WHEREAS, SCMC wishes to assign, and TSC wishes to assume, all of SCMC's rights, duties and obligations under the Consulting Agreement.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. SCMC hereby grants, transfers and assigns to TSC all of its rights, duties and obligations under the Consulting Agreement (including, but not limited to, the obligation of SCMC to repay the sum of $400,000 advanced to it by the Company pursuant to the Letter Agreement under certain circumstances).

                  2. TSC hereby accepts, assumes and agrees to perform, discharge and satisfy all of SCMC's rights, duties and obligations under the Consulting Agreement (including, but not limited to, the obligation of SCMC to repay the sum of $400,000 advanced to it by the Company pursuant to the Letter Agreement under certain circumstances).

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Assignment and Assumption Agreement as of the date first-above written.

                                    SILLERMAN COMMUNICATIONS
                                    MANAGEMENT CORPORATION


                                    By:        /s/ Robert F.X. Sillerman
                                        --------------------------------
                                             Name:  Robert F.X. Sillerman
                                             Title: Chief Executive Officer


                                    THE SILLERMAN COMPANIES, INC.


                                    By:        /s/ Howard J. Tytel
                                        --------------------------------
                                             Name:  Howard J. Tytel
                                             Title: Executive Vice President


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